TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Statement of Assets and Liabilities                             8
      Portfolio of Investments in Securities                          9
      Notes to Portfolio of Investments in Securities                16
      Statement of Operations                                        17
      Statements of Changes in Net Assets                            18
      Notes to Financial Statements                                  19
=======================================================================

                           Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)                      8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure." --

                                                 May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                Investment Review

Emerging Markets Fund

OBJECTIVE:  Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.

                                       5/31/96         11/30/96
Net Assets........................ $51.3 Million     $55.7 Million
Net Asset Value Per Share..............$11.13           $10.14

Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996........................-4.41%+
1 Year...................................................17.60%
Since inception on November 7, 1994...................... 4.32%

+Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/7/94 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Emerging Markets Fund - $10,921, the IFC Global Composite Index - $8,409 and the Lipper Emerging Markets Fund Index - $9,192.]

The graph illustrates a $10,000 hypothetical investment  in the USAA  Emerging
Markets Fund compared to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Fund Index, an unmanaged index of emerging markets funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

                             Message From the Manager

[Photograph of Portfolio Manager, W. Travis Selmier, II, appears here]

Fund Overview
Emerging markets have been flat over the last six months, with weakness in most Asian markets offsetting strength in selected Latin American markets. Though past performance is no guarantee of future results, the accompanying graph shows that your Fund continued to perform well for the period ended November 30, 1996.

Latin American Markets
Economic recovery in Argentina and Mexico fueled market recoveries this fall while the Brazilian market continues to perform well, justifying our emphasis on these markets. Chile, Peru, and Colombia proved disappointing as economic growth slowed and the Peruvian and Colombian political climates became more cloudy. We have increased our exposure in Venezuela as policy management and economy appear to be improving.

Asian Markets
A slowdown in the global electronics cycle, a stronger U.S. dollar, and a slowdown in regional trade manifested negative effects on Asian economies. Overweighting Hong Kong and China proved fruitful, as these markets performed quite well on a global basis. But corrections in Thailand, Korea, and India, while not totally unexpected, were more severe than we had anticipated.

Central and Eastern European Markets
Strong performance into the fall in the "Visegrad 4" markets has justified our overweighting of Poland, Czech Republic, and Hungary. We began taking profits last fall as outperformance began to slow, but remain positive for the longer term. Although Russian elections in June went well, investment options remain limited.

Other Markets
Although South Africa has proved a rocky market in 1996, we continue to look toward a better year in 1997. We have increased our positions in Israel as corporate results have improved. Positive developments in the Egyptian economy and stock markets have led to our increased participation in the Cairo market.

Outlook
Spring rallies of most emerging markets ran out of steam during the summer, with the exceptions of Hong Kong, China, Taiwan, Brazil, and Hungary. Moderate global economic growth plus continued foreign direct investment and expanding international trade should lead to some recovery in Asian markets and help underpin Latin American and Eastern European markets next year.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

Top 10 Industries
(% of Net Assets)

Banks                      8.3
Telecommunications         7.8
Building Materials         7.4
Engineering & Construction 6.5
Real Estate                6.1
Drugs                      5.5
Retail                     5.2
Electronics                3.6
Foods                      3.5
Steel                      3.4

See page 9 for a complete listing of the Portfolio of Investments in Securities.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 of the USAA Emerging Markets Fund to be: South Africa - 5.6%, Singapore - 4.5%, Poland - 4.5%, Hong Kong - 7.1%, Mexico - 6.8%, Thailand - 4.2%, Indonesia - 6.0%, Israel - 5.7%, Philippines - 4.5%, Brazil - 6.8%, and Other - 42.3%(countries with less that 4.2% of the portfolio and U.S. government & agency issues.]

Percentages are of the Net Assets in the Portfolio and may or may not equal
100%.


Emerging Markets Fund
Statement of Assets and Liabilities
(In Thousands)


November 30, 1996
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $52,902)                     $ 54,540
   Cash                                                                                              39
   Cash denominated in foreign currencies (identified cost of $223)                                 223
   Receivables:
      Capital shares sold                                                                         1,001
      Dividends                                                                                      92
      Securities sold                                                                               453
                                                                                               --------
         Total assets                                                                            56,348
                                                                                               --------
Liabilities
   Securities purchased                                                                             520
   Capital shares redeemed                                                                           39
   USAA Investment Management Company                                                                45
   USAA Transfer Agency Company                                                                      20
   Accounts payable and accrued expenses                                                             47
                                                                                               --------
         Total liabilities                                                                          671
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 55,677
                                                                                               ========

Represented by:
   Paid-in capital                                                                              $53,909
   Accumulated net investment loss                                                                 (149)
   Accumulated net realized gain on investments                                                     279
   Net unrealized appreciation of investments                                                     1,638
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 55,677
                                                                                               ========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                5,491
                                                                                               ========
   Net asset value, redemption price, and offering price per share                             $  10.14
                                                                                               ========

See accompanying notes to financial statements.



Emerging Markets Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)
                                                                                              Market
    Number                                                                                     Value
   of Shares                                    Security                                       (000)
   ---------                                    --------                                       -----
                              Common Stocks (89.1%)
               Argentina (3.6%)
       25,500  Disco S.A. ADS *                                                              $    641
        8,500  IRSA Inversiones y Representaciones S.A. GDS                                       264
      202,275  Juan Minetti, S.A.                                                                 718
       22,000  Quilmes Industrial (Quinsa) S.A. ADS                                               228
        6,000  Telefonica de Argentina S.A. ADR                                                   153
-----------------------------------------------------------------------------------------------------
                                                                                                2,004
-----------------------------------------------------------------------------------------------------

               Brazil (3.2%)
       32,000  Brazil Reality S.A. GDS *                                                          580
        9,500  Celesc-Centrais Electricas De Santa Catarina S.A. GDS *                            785
       23,000  Globex Utilidades S.A. *                                                           396
-----------------------------------------------------------------------------------------------------
                                                                                                1,761
-----------------------------------------------------------------------------------------------------

               Chile (1.9%)
       11,500  Madeco S.A. ADS                                                                    273
       28,000  Maderas y Sinteticos S.A. ADS                                                      382
        8,000  Sociedad Quimica y Minera de Chile S.A. ADS                                        416
-----------------------------------------------------------------------------------------------------
                                                                                                1,071
-----------------------------------------------------------------------------------------------------

               China (1.3%)
      240,000  New World Infrastructure Ltd. *                                                    714
-----------------------------------------------------------------------------------------------------

               Colombia (1.0%)
       35,000  Banco de Colombia GDS                                                              271
      100,000  Compania Colombiana de Tabaco S.A.                                                 302
-----------------------------------------------------------------------------------------------------
                                                                                                  573
-----------------------------------------------------------------------------------------------------
               Czech Republic (1.7%)
        9,400  Komercni Banka A.S. GDR                                                            239
        6,000  SPT Telecom A.S. *                                                                 678
-----------------------------------------------------------------------------------------------------
                                                                                                  917
-----------------------------------------------------------------------------------------------------

               Egypt (2.6%)
       63,150  Commercial International Bank (Egypt) S.A.E. GDS *                                 947
       31,400  Suez Cement Co. S.A.E. GDS *                                                       504
-----------------------------------------------------------------------------------------------------
                                                                                                1,451
-----------------------------------------------------------------------------------------------------

               Hong Kong (7.1%)
      500,000  Amoy Properties Ltd.                                                               698
       18,000  Asia Satellite Telecommunications Holdings Ltd. ADR *                              457
      900,000  CDL Hotels International Ltd.                                                      463
      110,000  Cheung Kong Holdings                                                               968
      332,400  Hong Kong Telecommunications Ltd.                                                  576
    1,404,000  Manhattan Card Co., Ltd.                                                           726
       46,000  Varitronix International Ltd.                                                       85
-----------------------------------------------------------------------------------------------------
                                                                                                3,973
-----------------------------------------------------------------------------------------------------

               Hungary (2.3%)
       12,000  Egis Gyogyszergyar Reszventarsaasag                                                657
       24,000  Mol Magyar Olay Es Gazipari GDS                                                    275
       11,620  Pannonplast                                                                        363
-----------------------------------------------------------------------------------------------------
                                                                                                1,295
-----------------------------------------------------------------------------------------------------

               India (2.1%)
       90,000  Arvind Mills Ltd. GDS                                                              347
       19,500  Hindalco Industries Ltd. GDR                                                       398
       29,000  Larsen & Toubro Ltd. GDR                                                           420
-----------------------------------------------------------------------------------------------------
                                                                                                1,165
-----------------------------------------------------------------------------------------------------

               Indonesia (6.0%)
      700,000  PT Asahimas Flat Glass Co. Ltd.                                                    470
      508,500  PT Bank Dagang Nasional Indonesia                                                  504
      148,000  PT HM Sampoerna                                                                    754
      275,000  PT Indofood Sukses Makmur *                                                        575
      200,000  PT Jaya Real Property                                                              256
      680,000  PT Kalbe Farma                                                                     797
-----------------------------------------------------------------------------------------------------
                                                                                                3,356
-----------------------------------------------------------------------------------------------------

               Israel (5.7%)
       38,200  Blue Square - Israel Ltd. ADS *                                                    540
       75,000  Electric Fuel Corp. *                                                              459
       12,000  Koor Industries Ltd. ADS                                                           209
       25,000  Matav-Cable Systems Media Ltd. ADR *                                               441
       21,000  Tadiran Telecommunications Ltd. *                                                  451
       23,100  Teva Pharmaceutical Industries Ltd. ADS                                          1,068
-----------------------------------------------------------------------------------------------------
                                                                                                3,168
-----------------------------------------------------------------------------------------------------

               Korea (2.3%)
       12,000  Korea Electric Power Corp.                                                         384
       19,300  LG Construction Co. Ltd.                                                           392
        6,005  Samsung Electronics Co. Ltd.                                                       453
          783  Samsung Electronics Co. Ltd. (New) *                                                57
           46  Samsung Electronics Co. Ltd. GDR *                                                   2
-----------------------------------------------------------------------------------------------------
                                                                                                1,288
-----------------------------------------------------------------------------------------------------

               Malaysia (2.9%)
       55,000  Edaran Otomobil Nasional Bhd                                                       542
      210,000  IOI Properties Bhd                                                                 690
       42,000  Telekom Malaysia Bhd                                                               382
-----------------------------------------------------------------------------------------------------
                                                                                                1,614
-----------------------------------------------------------------------------------------------------

               Mexico (6.8%)
      405,000  Controladora Comercial Mexicana, S.A. de C.V. *                                    365
        6,000  Controladora Comercial Mexicana, S.A. de C.V. GDR *                                108
       36,772  Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADS *                           795
       39,800  Empresas Ica Sociedad Controladora, S.A. de C.V. ADR                               572
       18,000  Panamerican Beverages, Inc. "A"                                                    841
       81,000  Tubos de Acero de Mexico, S.A. ADS *                                             1,104
-----------------------------------------------------------------------------------------------------
                                                                                                3,785
-----------------------------------------------------------------------------------------------------

               Pakistan (0.6%)
        5,000  Pakistan Telecommunication Co. Ltd. GDR                                            330
-----------------------------------------------------------------------------------------------------

               Peru (2.1%)
       34,000  Compania de Minas Buenaventura ADR *                                               557
       30,000  Minsur S.A.                                                                        253
       17,600  Telefonica del Peru S.A. "B" ADS                                                   341
-----------------------------------------------------------------------------------------------------
                                                                                                1,151
-----------------------------------------------------------------------------------------------------

               Philippines (4.5%)
    2,200,000  Belle Corp. *                                                                      586
    1,200,000  Fortune Cement Corp. *                                                             582
      750,000  Ionics Circuits, Inc. *                                                            542
    1,000,000  Megaworld Properties *                                                             390
       16,525  Metropolitan Bank and Trust Co.                                                    383
-----------------------------------------------------------------------------------------------------
                                                                                                2,483
-----------------------------------------------------------------------------------------------------

               Poland (4.5%)
        4,000  Bank Rozwoju Eksportu S.A.                                                         130
       75,000  Elektrim S.A.                                                                      684
       38,000  Jelfa S.A. *                                                                       556
       25,641  Jutrzenka S.A.                                                                     503
       73,191  Mostostal - Export S.A.                                                            173
       86,328  Polifarb-Cieszyn S.A.                                                              436
-----------------------------------------------------------------------------------------------------
                                                                                                2,482
-----------------------------------------------------------------------------------------------------

               Portugal (2.7%)
       21,500  Banco Totta E Acores S.A. *                                                        379
       30,700  Cimentos de Portugal *                                                             641
       18,700  Portugal Telecom, S.A. ADS *                                                       496
-----------------------------------------------------------------------------------------------------
                                                                                                1,516
-----------------------------------------------------------------------------------------------------

               Russia (1.4%)
       41,500  RAO Gazprom ADR *                                                                  749
-----------------------------------------------------------------------------------------------------

               Singapore (4.5%)
       88,000  Elec & Eltek International Co. Ltd.                                                305
      600,000  Kay Hian James Capel Holdings Ltd.                                                 548
       40,000  Keppel Corp. Ltd.                                                                  311
      100,000  Overseas Union Bank Ltd.                                                           734
      110,000  Singapore Land Ltd.                                                                631
-----------------------------------------------------------------------------------------------------
                                                                                                2,529
-----------------------------------------------------------------------------------------------------

               South Africa (5.6%)
      125,500  Gencor Ltd.                                                                        447
      154,400  Malbak Ltd.                                                                        737
      378,200  Meikles Africa Ltd. *                                                              548
      105,000  Murray and Roberts Holdings Ltd.                                                   285
       13,375  Nedcor Ltd. GDR                                                                    197
      455,000  Reunion Mining plc *                                                               612
       11,700  South African Breweries Ltd.                                                       295
-----------------------------------------------------------------------------------------------------
                                                                                                3,121
-----------------------------------------------------------------------------------------------------

               Taiwan (3.4%)
      563,750  China Steel Corp.                                                                  519
      643,686  Far East Department Store *                                                        857
      328,000  Microtek International, Inc. *                                                     540
-----------------------------------------------------------------------------------------------------
                                                                                                1,916
-----------------------------------------------------------------------------------------------------

               Thailand (4.2%)
      126,200  Finance One Public Co.                                                             361
       63,700  KR Precision Company plc *                                                         416
      165,000  Krung Thai Bank                                                                    472
      216,000  Property Perfect Plc                                                               338
       55,000  Thai Engine Manufacturing Co. Ltd.                                                 444
       86,400  Thai Theparos Food Co. Ltd.                                                        316
-----------------------------------------------------------------------------------------------------
                                                                                                2,347
-----------------------------------------------------------------------------------------------------

               Turkey (2.3%)
    2,400,000  Alarko Holding A.S.                                                                393
    1,545,000  Erciyas Biracilik Ve Malt Sanayi A.S.                                              181
    3,107,000  Olmuksa Mukavva Sanayi Ve Ticaret A.S.                                             372
   13,808,700  Yapi Ve Kredi Bankasi A.S.                                                         351
-----------------------------------------------------------------------------------------------------
                                                                                                1,297
-----------------------------------------------------------------------------------------------------

               Venezuela (2.8%)
        8,500  Compania Anonima Nacional Telefonos de Venezuela ADS *                             216
      160,000  Corimon C.A. S.A.C.A ADS *                                                         120 (a)
    1,775,500  Mavesa S.A.                                                                        552
      400,000  Siderurgica Venezolana "Sivensa"                                                   285
    2,887,200  Sudamtex de Venezuela, C.A. S.A.C.A.                                               369
-----------------------------------------------------------------------------------------------------
                                                                                                1,542
-----------------------------------------------------------------------------------------------------
               Total common stocks (cost: $48,362)                                             49,598
-----------------------------------------------------------------------------------------------------



                             Preferred Stocks (3.8%)
               Brazil (3.6%)
   20,600,000  Companhia Energetica de Minas Gerais (Cemig)                                       655
       35,000  Multicanal Participacoes S.A. ADS                                                  494
    4,100,000  Petroleo Brasileiro S.A.                                                           561
    3,700,000  Telebras PN                                                                        280
-----------------------------------------------------------------------------------------------------
                                                                                                1,990
-----------------------------------------------------------------------------------------------------

               Korea (0.2%)
        1,141  Samsung Electronics Co. Ltd. GDR                                                    26
        3,786  Samsung Electronics Co. Ltd. GDS                                                    97
-----------------------------------------------------------------------------------------------------
                                                                                                  123
-----------------------------------------------------------------------------------------------------

               Total preferred stocks (cost: $1,711)                                            2,113
-----------------------------------------------------------------------------------------------------

   Principal
    Amount
     (000)
     -----

                          U.S. Government & Agency Issue (5.1%)
   $    2,830    Federal Home Loan Mortgage Corp., 5.70%, 12/02/96 (cost: $2,829)               2,829
-----------------------------------------------------------------------------------------------------


               Total investments (cost: $52,902)                                             $ 54,540
=====================================================================================================

-----------------------
 *Non-income producing.



                                      Portfolio Summary By Industry
                                      -----------------------------

                              Banks                                         8.3%
                              Telecommunications                            7.8
                              Building Materials                            7.4
                              Engineering & Construction                    6.5
                              Real Estate                                   6.1
                              Drugs                                         5.5
                              Retail                                        5.2
                              U.S. Government & Agency Issue                5.1
                              Electronics                                   3.6
                              Foods                                         3.5
                              Steel                                         3.4
                              Electric Power                                3.3
                              Conglomerates                                 3.2
                              Metals - Miscellaneous                        3.1
                              Oil                                           2.8
                              Auto Parts                                    2.3
                              Tobacco                                       1.9
                              Homebuilding                                  1.8
                              Broadcasters                                  1.7
                              Brokerage Firms                               1.6
                              Beverages - Soft Drinks                       1.5
                              Finance - Consumer                            1.3
                              Textiles                                      1.3
                              Beverages - Alcoholic                         1.3
                              Gaming Companies                              1.1
                              Gold Mining                                   1.0
                              Automobiles                                   1.0
                              Computer Systems                              1.0
                              Other                                         4.4
                                                                           ----
                                                                           98.0%
                                                                           ====
Emerging Markets Fund
Notes to Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

Specific Notes
(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1996, this security represented .22% of the Fund's net assets.

See accompanying notes to financial statements.

Emerging Markets Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1996
(Unaudited)

Net investment income:
     Income (net of foreign taxes withheld of $51):
          Dividends                                                 $    318
          Interest                                                        62
                                                                    --------
               Total income                                              380
     Expenses:                                                      --------
          Management fees                                                269
          Transfer agent's fees                                          111
          Custodian's fees                                                56
          Postage                                                         12
          Shareholder reporting fees                                       5
          Trustees' fees                                                   2
          Registration fees                                               32
          Audit fees                                                      12
          Legal fees                                                       4
          Other                                                            7
                                                                    --------
               Total expenses                                            510
                                                                    --------
                    Net investment loss                                 (130)
                                                                    --------
Net realized and unrealized loss on investments and foreign currency:
     Net realized gain (loss) on:
          Investments                                                    275
          Foreign currency transactions                                   (8)
     Change in net unrealized appreciation/depreciation of:
          Investments                                                 (2,411)
          Translation of assets and liabilities in foreign currencies      1
                                                                     -------
                    Net realized and unrealized loss                  (2,143)
                                                                     -------
Decrease in net assets resulting from operations                     $(2,273)
                                                                     =======

See accompanying notes to financial statements.


Emerging Markets Fund
Statements of Changes in Net Assets
(In Thousands)


Six-month period ended November 30, 1996
and Year ended May 31, 1996
(Unaudited)

                                                            11/30/96                5/31/96
                                                            --------                -------
From operations:
     Net investment loss                                    $  (130)                $   (25)
     Net realized gain on investments                           275                   2,968
     Net realized loss on foreign currency transactions          (8)                    (11)
     Change in net unrealized appreciation/depreciation of:
          Investments                                        (2,411)                  2,873
          Foreign currency translations                           1                      (1)
                                                            -------                 -------
          Increase (decrease) in net assets resulting
                from operations                              (2,273)                  5,804
                                                            -------                 -------
Distributions to shareholders from:
     Net investment income                                        -                     (28)
                                                            -------                 -------
     Net realized gains                                      (2,391)                   (549)
                                                            -------                 -------
From capital share transactions:
     Proceeds from shares sold                               22,329                  56,100
     Shares issued for dividends reinvested                   2,349                     504
     Cost of shares redeemed                                (15,652)                (33,430)
                                                            -------                 -------
          Increase in net assets from capital share
                transactions                                  9,026                  23,174
                                                            -------                 -------
Net increase in net assets                                    4,362                  28,401
Net assets:
     Beginning of period                                     51,315                  22,914
                                                            -------                 -------
     End of period                                         $ 55,677                $ 51,315
                                                            =======                 =======
Accumulated net investment income (loss) included
         in net assets:
     Beginning of period                                   $    (11)               $     28
                                                            =======                 =======
     End of period                                         $   (149)               $    (11)
                                                            =======                 =======
Change in shares outstanding:
     Shares sold                                              2,182                   5,503
     Shares issued for dividends reinvested                     230                      57
     Shares redeemed                                         (1,529)                 (3,296)
                                                            -------                 -------
          Increase in shares outstanding                        883                   2,264
                                                            =======                 =======

See accompanying notes to financial statements.


Emerging Markets Fund
Notes to Financial Statements

November 30, 1996
(Unaudited)

(1)  Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1996 to decrease accumulated net investment loss by $25,021 and to decrease accumulated net realized gain on investments by $25,021.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)  Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)  Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $26,390,643 and $21,440,879, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $5,811,530 and $4,173,309, respectively.

(5)  Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1996, the terms of open foreign currency contracts were as follows (in thousands):



                                    U.S. Dollar                      U.S. Dollar    Unrealized
     Exchange    Currency to be     Value as of    Currency to be    Value as of    Appreciation
       Date        Delivered          11/30/96        Received        11/30/96    (Depreciation)
       ----        ---------          --------        --------        --------    --------------
     12/03/96  369 Hong Kong Dollar  $    48      48 U.S. Dollar       $  48             -
     12/03/96  611 Philippine Peso        23      23 U.S. Dollar          23             -
     12/03/96  47 Singapore Dollar        34      34 U.S. Dollar          34             -
     12/03/96  11 U.S. Dollar             11     290 Thailand Baht        11             -
     12/04/96  8 Philippine Peso          25      25 U.S. Dollar          25             -
                                     -------                           -----           ---
                                     $   141                           $ 141           $ -
                                     =======                           =====           ===

(6) Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.


(7)  Financial highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                     Six-month      Seven-month
                                   Period Ended     Year Ended     Period Ended
                                    November 30,      May 31,         May 31,
                                       1996            1996            1995*
                                       ----            ----            ----
Net asset value at
     beginning of period              $ 11.13       $  9.77          $ 10.00
Net investment income (loss)             (.03 )(b)     (.01)(b)          .03(b)
Net realized and
     unrealized gain (loss)              (.46)         1.60             (.26)
Distributions from net
     investment income                      -          (.01)              -
Distributions of realized
     capital gains                       (.50)         (.22)              -
                                      -------       -------          -------
Net asset value at
     end of period                    $ 10.14       $ 11.13          $  9.77
                                      =======       =======          =======
Total return (%)**                      (4.41)        16.93            (2.30)
Net assets at end
     of period (000)                  $55,677       $ 51,315         $22,914
Ratio of expenses to
     average net assets (%)              1.94(a)        2.27            2.50(a)(c)
Ratio of net investment
     income (loss) to average
     net assets (%)                      (.49)(a)       (.08)            .53(a)(c)
Portfolio turnover (%)                  42.97          87.98           34.87
Average commission rate
     paid per share+                  $ .0045       $  .0012

     *    Fund commenced operations November 7, 1994.
     ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
     + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.

(c) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                                            Seven-month
                                                           Period Ended
                                                              May 31,
                                                              1995*
                                                              ----

Ratio of expenses to average net assets (%)                  2.60(a)
Ratio of net investment income to average net assets (%)      .43(a)